Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 955,099,500.00
Previously Paid Amount	0.00
Total Fee Amount	146,225.73
Total Offset Amount	0.00
Net Fee	$ 146,225.73
Final Prospectus	false